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                                                                  EXHIBIT 10.48

                             THIRD AMENDMENT TO THE
                              MOLDFLOW CORPORATION
                      2000 STOCK OPTION AND INCENTIVE PLAN

         Pursuant to the powers reserved to it in Section 15 of the Moldflow Corporation 2000 Stock Option and Incentive Plan (the "Plan"), the Board of Directors of Moldflow Corporation (the "Board") hereby amends the Plan, effective as of January 22, 2004, as follows:

         1. Section 5 of the Plan is amended by deleting the fifth sentence thereof and replacing it with the following:

                  "No Incentive Stock Option shall be granted under the Plan after September 17, 2012."

         2. Section 19 of the Plan is amended by adding the following to the end of such section:

                  "No grants of Stock Options and other Awards may be made hereunder after November 19, 2012."

         Except as so amended, the Plan in all other respects is hereby confirmed.

         IN WITNESS WHEREOF, the Board has caused this Third Amendment to the Plan to be duly executed on this 22nd day of January, 2004.

Attest:                                     MOLDFLOW CORPORATION

/s/ Lori M. Henderson                        By: /s/ Suzanne E. MacCormack
---------------------                            ----------------------------

                                                 Name: Suzanne E. MacCormack

                                                 Title: Executive Vice President

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